Discontinued Operation	6 Months Ended
Jun. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operation

NOTE 2 — DISCONTINUED OPERATION

In August 2014, Holdings’ shareholder advised that it would be undertaking a strategic review of its ownership of the business, as part of a broader strategic review of the commonly-owned automotive aftermarkets businesses (which includes businesses operated by Autoparts Holdings Limited (“Autoparts Holdings”).

On May 8, 2015, Holdings announced that it had entered into an agreement to sell Wells to NGK. The transaction closed on July 1, 2015 for proceeds of $251.4 million, subject to certain adjustments based on closing date cash, indebtedness and working capital. Holdings estimates the gain on the sale to be in the range of $10.0 million to $13.0 million.

Holdings’ shareholder has advised that the review of its remaining businesses has concluded and Holdings will be retaining ownership of them.

Assets and Liabilities Classified as Held For Sale

Holdings classifies assets as held for sale (or disposal groups comprised of assets and liabilities) which are expected to be recovered primarily through sale rather than through continuing use. They are stated at the lower of carrying amount or fair value less costs to sell. Upon reclassification, Holdings ceases to depreciate or amortize non-current assets classified as held for sale.

Discontinued Operations

A discontinued operation is a component of Holdings’ business that represents a separate major line of business or geographical area of operation that has been disposed of or is held for sale and a strategic shift that will have a major effect on Holdings’ operations and financial results. Classification as a discontinued operation occurs upon disposal or when the operation meets the criteria to be classified as held for sale, if earlier. When an operation is classified as a discontinued operation, the comparative statement of comprehensive income (loss) is revised as if the operation had been discontinued from the start of the comparative period.

Upon completion of this review, Holdings determined that the sale of Wells meets the criteria for assets and liabilities held for sale and discontinued operations presentation. Accordingly, the presentation of the interim unaudited condensed consolidated statements of comprehensive income (loss) has been revised as if Wells had been discontinued for the three and six months ended June 30, 2014. In addition, the assets and liabilities related to Wells have been presented as discontinued assets and liabilities in the interim unaudited condensed consolidated balance sheets as of June 30, 2015 and December 31, 2014. Presented in the tables below are details of assets and liabilities and income (loss) related to the Wells’ discontinued business, along with certain information for the interim unaudited condensed consolidated statements of cash flows.

As part of the discontinued operations presentation, certain assumptions were made around the allocation of goodwill, other intangible assets and interest expense, net as discussed below. In addition, income tax benefit (expense) was allocated to Wells using a stand-alone Wells basis.

•	Goodwill – allocated based upon the proceeds from the Wells sale as a percentage of the overall estimated Holdings’ enterprise fair value;

•	Other Intangible Assets – certain intangibles that are valued on an entity-wide basis, in which Wells retains some value, were allocated based upon the proceeds from the Wells sale as a percentage of the overall estimated Holdings’ enterprise fair value; and

•	Interest Expense, net – Senior Secured Term Loan interest expense and associated debt issuance cost amortization were allocated to discontinued operations based upon the amount of the Senior Secured Term Loan that was required to be prepaid with proceeds from the sale.

Assets and liabilities from discontinued operations were as follows (in millions):

	June 30, 2015	December 31, 2014
Assets
Current
Cash and cash equivalents	$3.0	$3.0
Accounts receivable, net	60.1	75.7
Inventories	45.5	50.4
Deferred tax assets	2.0	3.9
Other current assets	1.2	0.6

Total current assets	111.8	133.6
Long-term
Property, plant and equipment, net	33.7	30.4
Goodwill	89.0	89.0
Other intangible assets, net	54.5	56.7
Other longer term assets	0.1	—

Total long-term assets	177.3	176.1

Total assets	$289.1	$309.7

Liabilities
Current
Accounts payable	$20.0	$31.7
Current maturities of long-term debt	0.1	0.1
Product returns liability	1.5	1.9
Accrued expenses and other current liabilities	10.3	10.9

Total current liabilities	31.9	44.6
Long-term
Long-term debt, less current maturities	0.2	0.2
Pension and other post-retirement liabilities	7.5	7.4
Deferred tax liabilities	21.5	22.6

Total long-term liabilities	29.2	30.2

Total liabilities	$61.1	$74.8

Accrued expenses and other current liabilities include rebates, credits and discounts due to customers and employee compensation and benefits liabilities.

(Loss) income from discontinued operations was as follows (in millions):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net sales	$41.8	$51.2	$86.1	$104.5
Cost of sales	38.5	39.9	77.1	82.9

Gross profit	3.3	11.3	9.0	21.6
Operating expenses
Selling, general and administrative	(2.8)	(2.6)	(5.9)	(6.0)
Amortization of acquired intangible assets	(0.5)	(1.5)	(2.0)	(2.9)

Operating (loss) income	—	7.2	1.1	12.7
Other expense
Interest expense, net	(4.2)	(3.5)	(7.8)	(7.1)
Miscellaneous, net	(7.4)	(0.7)	(8.9)	(1.2)

(Loss) income from discontinued operations before income taxes	(11.6)	3.0	(15.6)	4.4
Income tax benefit (expense)	(0.7)	(1.2)	—	(1.7)

(Loss) income from discontinued operations	$(12.3)	$1.8	$(15.6)	$2.7

Holdings elected to not revise its condensed consolidated statements of cash flows for discontinued operations. The table below provides selected cash flow items to assist in understanding the impact of the discontinued operations on Holdings’ cash flows (in millions).

	Six months ended June 30,
	2015	2014
Depreciation and amortization	$3.8	$5.2
Amortization of deferred financing costs and debt issuance costs	$1.2	$0.4
Capital expenditures	$4.8	$2.9